1st Quarter 2009 Earnings Presentation March 11, 2009 EXHIBIT 99.2

Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,”
or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see
Item 1A, Risk
Factors,
included within our Form
10-K
for the year ended October 31, 2008, which
was filed on December 30, 2008, and Item 1A, Risk Factors, included within our Form 10-Q for the period ended January 31, 2009, which was filed on March 11, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Agenda • 2009 Q1 Results • 2009 Outlook – Challenges – Actions/Plans – More to do • Summary • Q&A 4

-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
1Q07 1Q08 1Q09
with Ford
1Q09*
without Ford
Q1 FY 2009 Financial Information
Consolidated Revenues
($ in millions)
Manufacturing Segment Profit ($ in millions)
Diluted earnings (loss) per share
US & Canada Class 6-8 Retail Industry

1Q08
$92
1Q09
$407
1Q09
$3.27
1Q08
$(.92)
1Q07
$114
1Q07
$.17
*Excludes $196 million for Ford Settlement Effects (see page 7 for additional detailed disclosure on Ford settlement effects)
1Q09
$211
1Q09
$0.67
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
1Q08 $2,954
1Q09 $2,970
1Q07 $3,148

Medium
Truck
Great Products
1Q09 Class 6-8 Market Share was 30%

56% Market Share
1Q2009
School
Bus
30% Market Share
1Q2009
32% Market Share
1Q2009
Severe
Service
Truck*
Heavy Truck
19% Market Share
FY 2008
#4 in FY 2008 Market Share
Executing
on strategy
- New Products (ProStar
®
,
LoneStar
®
) launch FY 2007
& FY 2008
#1 In Market Share despite
industry consolidation
MaxxForce
®
EGR engines
#1 in Market Share
A  leader in Medium Hybrid
MaxxForce
®
EGR engines
#1 in Market Share
3 straight year of increasing
market share
MaxxForce
®
EGR engines
FY2007 36%
FY2008 36%
1Q2009 30%
FY2007 25%
FY2008 27%
1Q2009 32%
FY2007 15%
FY2008 19%
1Q2009 24%
FY2007 60%
FY2008 55%
1Q2009 56%
Note: Excludes U.S. Military shipments. See Slide 47 for market share with and without military shipments
Combined Class 6-8 Market Share – FY 2007: 26%; FY 2008: 29%; 1Q2009: 30%
rd

Ford Settlement

Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Loss of automotive customer
Less intensive capital/product requirements
Restructured business
Gain with increased equity stake in BDT & BDP
Ford Settlement - Business Impact
Q1 Actual
Cash $200 $200
Warranty $75 $75
Restructuring charges ($58) ($65)
Other related income and expenses ($27) ($27) +/-
Subtotal Ford settlement and restructuring $190 $183 +/-
Full Year Guidance
Ford Settlement and Related Restructuring - 2009 PBT Impact
(in Millions)

2009 Outlook
• Industry still challenged
• Economic influences - 2009
– Pricing versus commodities
– Losses on pension plan assets in 2008 impact 2009
income statement
– Finance business
• 2009 opportunities to achieve prior guidance

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
Economic uncertainty about 2009
and 2010:
• 2009 no longer the peak
• 2010 no longer the trough
Reality:
• Age of fleet increasing
• Fuel prices coming down
• Likely pre-buy in 2009
2nd half of 2009 will determine total industry size
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 21,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 42,000 47,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 147,000 155,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 210,000 225,000
Historical Information
FY 09
Guidance
Current
Actual
United States and Canadian Class 6-8 Truck Industry -  Retail Sales Volume
Note: Industry guidance includes military orders sold to the U.S.

Economic Impact on 2009/2010

Source:  ACT Research
This chart provides a comparison of our current economic
downturn to previous downturns to help us understand the
difference in both depth and duration (where we are today)
versus selected earlier recessions. 1973 and 1981 were major declines and 2001 was our most recent decline.
Vertical axis
sets GDP at
its peak
level = 1.00
to allow for
a
comparison
of the depth
and
duration of
the
following
downturn
Horizontal axis counts the number of calendar quarters after the GDP peak
AVERAGE AGE:
U.S. Class 8 Active Population
1990 - 2008 Forecast
Avg. Age in Years
4.8
5.0
5.2
5.4
5.6
5.8
6.0
6.2
6.4
6.6
6.8
90 92 94 96 98 00 02 04 06 08

Actions to Overcome 2009 Industry Volume

Actions
• Commodities
• Blue Diamond
• Parts
• Military
• Emissions
strategy
Advanced EGR In-Cylinder
NOx Reduction
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

Commodities – Opportunity for 2009
Commodities 2009
– Contract price locks in 2008
– 2009 1
st
qtr. commodities
costs* increased
(2008 delayed the impact)
– We expect our commodity
costs to decline
• Current economics
• Contract timing

*Note: Costs related to steel, precious metals, resins, and petroleum products
Market Profile
2007
2008
High
Feb 09
Spot
Sheet steel $538 $1,125 $520
Scrap steel $311 $890 $255
Crude oil $72 $145 $41
Platinum $1,360 $2,275 $981
Aluminum $1.23 $1.54 $0.68
Copper $3.28 $4.09 $1.57

Blue Diamond Impact – Opportunity for 2009
• We expect to increase our equity ownership in BDP from 49%
to 75%, subject to Department of Justice approval
• Balance sheet information for BDP is insignificant to our
consolidated balance sheet
• Accounting impacts yet to be determined

2008* 2007 2006
(Unaudited) (Unaudited) (Unaudited)
Net income  (in millions) $174 $156 $180
Summarized statement of operations information from BDP’s financial statement for the twelve months ended December 31 . (100% of business)
*Note: twelve months ended October 31 2008. All other years are on a calendar year basis.
st
st

Parts Segment – Opportunity for 2009
Navistar Parts
$1.4
$1.5
$1.6
Part Sales ($ in billions)
$1.8
$2.2 to $2.4
Focus on the Customer
• Superior customer experience
• Pull vs. push
New Proprietary Products
• MaxxForce
®
11/13/15
• Only source
Leverage Our Strengths
• Largest dealer channel
• Innovative customer solutions
Growth
• Increase truck share
• Military full offering
- Parts
- Kits and remanufacturing
- Services
• Global
• New product programs - PartSmart™

2009 Truck & Parts – Opportunity for 2009
Military Summary

Military revenues - included in previous guidance $2.3 Billion
Additional military truck - orders received since Jan. 2009 ++
Additional military parts - orders received since Jan. 2009 ++
Military revenues - included in updated guidance $2.7 Billion
Incremental opportunities:
MRAP All Terrain Vehicle (M-ATV) ++
Military parts ++
Foreign military sales ++

2009 Guidance
2009 Updated EPS Guidance
Prior EPS Guidance * $5.10 to $5.60
Key Challenges
Industry Volume Revised down to 210,000 to 225,000 (- - -)
Offsetting Actions
Lower commodity costs / cost reductions +
Blue Diamond J.V. operational impact +
Military revenue increase to $2.7 billion +
Market share improvement +
Revised EPS Guidance - Without Ford * $5.10 to $5.60
Ford Settlement and Restructuring $2.45 +/-
Revised EPS Guidance - With Ford $7.55 to $8.05 +/-
* Note:  Excludes Ford settlement and related restructuring as well as potential additional facility rationalization, like Heavy, which may result in a significant charge
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

Controlling Our Destiny
Leveraging
What We Have and What Others Have Built
• Market share – ahead of plan
• ProStar
®
• LoneStar
®
• Hybrids
• MaxxForce
®
11/13/15 launch
• EGR proprietary solutions
On target:
• Manufacturing
• Sourcing
• Commodities
• Capital spending
• Parts revenue growth
• Strong military
• CAT J.V. pending
• South America engine

102,000 to 155,000 102,000 to 155,000
Units per year Units per year

Escobedo
Garland
Military parts distribution center
Paint assembly
South America block line
West Point Military Assembly
346,000 to 520,000 346,000 to 520,000
Units per year Units per year
• When we were at $7 - $8 billion in revenues, we
spent ~$300 - $500 million in capital expenditures*
• Now ~$14 billion in revenues and our goal is to
spend $250 - $350 million in capital expenditures
– FY 2006 - $230M
– FY 2007 - $312M
– FY 2008 - $176M
Leveraging
What We Have and What Others Have Built
NOTE: CAT and ALF J.V.s Pending *Exclusive of purchases of equipment leased to others
South America Block Line
Products –
Double the number of products
Facilities
Investments
Partners

Actions in 2009 for 2010 and Beyond
• Engine strategy (life after diesel pick-up loss)
• MaxxForce
®
Big Bore
• EGR strategy execution
• Establish global presence
– Mahindra
– Cat J.V. pending
– Diesel expansion
– Commercial bus
• Military
• Pension
• Capital structure

Actions in 2009 for 2010 and Beyond
Engine

2008 2013
China
India
Russia
North
America
South
America
Other
ROW
South
America
North
America
N.A. Growth
Ford
345,500
Engines
460,000
Engines
North
America
South
America
Ford
400,000
Engines
2003
N.A.
Growth

21 2009 Actions for 2010 and Beyond Engine Opportunities - Truck Growth & Niche Segments

2009 Actions for 2010 and Beyond
Engine - Global Diversification & Growth
Truck Growth
•Mahindra International Limited J.V.
•CAT/NAV Global Products J.V.
OEM Growth
•Pickup, SUV & LCV
•Southeast Asia LCV
•Russia LCV & Off-Road
NOTE: CAT J.V. Pending
$ 1 Billion
Global
Growth
North
America
South
America
Truck Growth
Niche Segments

Leveraging Assets and Controlling Our
Destiny

Typical Engine Development Program – 5 to 6 years from Conception to Development
MaxxForce
®
11/13 MaxxForce
®
15
Same • Minimize investment
• Buy structural items
• Control – air, fuel, electronics, and assembly
MaxxForce
®
11/13
MaxxForce
®
15

0%
5%
10%
15%
20%
25%
30%
35%
FY 2007
Retail Share
FY 2008
Retail Share
Q109
Retail Share
Q109
Order Share

Combined Class 8*
Retail Market
Share
Order Receipt
Share
Profitable Growth: Class 8
*Excludes U.S. Military shipments

2010 Emission Strategy Make 2010 Invisible to Our Customer 25 How EGR Technology Works

2010 Emission Strategy 26 The effects of 2010 emissions on the customers SCR EGR • Hardware • Maintenance • Handling cautions • Distribution • Packaging • Emissions compliance • Controls • Nothing new

2010 Emission Strategy

Medium Trucks
• Industry retail sales down 22% 1Q09 over 1Q08
• 1Q09 Navistar retail share down to 30% (from 36%)
• 1Q09 Navistar current order share – 36%
• Balancing price with market share until 2010 emissions

2010 Emission Strategy
SCR Creates Truck Packaging Challenges

Additional Hardware to locate
and mount
Challenge to maintain clear back of cab on
WorkStar/DuraStar – No space for additional hardware
Wheelbase Impacts
~ 45” additional length in exhaust system
• ~18” for Decomposition tube
• ~27” for SCR Canister
Can not maintain clear back of cab
Severe Service Application
Medium Application

Urea Distribution Infrastructure Status

“… SCR infrastructure development has been rapid
recently...”
Transportation Topics 12/15/2008
• 500 truck stops will have Diesel Emission Fluid (DEF)
available
– 275 gallon intermediate bulk containers (IBC’s)
“You can make a phone call and get an IBC in
four days”
– 2.5 gallon jugs
• Web locator available
• Investment in large containers later
• There are 35,000 diesel stations in U.S.

Actions in 2009
Expanding Navistar’s Global Footprint
9800
LOADKING/SHERPA
Phase I:  Export opportunities—12,000 units in 2008
Phase II:  Launch Mahindra-Navistar products/production in India in 2009
Phase III:  Expand with Caterpillar into rest of world, including China

Mahindra
+ +
NOTE: CAT J.V. Pending

Actions in 2009
Leveraging Our Assets – Midibus and Motorcoach Opportunities
Industry Dynamics
- Neobus:  2
nd
largest body manufacturer in
Brazil
- Large market in South America
- Emerging market in Mexico driven by
government funding
- Low cost/high quality design capability
- Long-term potential for U.S. and Canada

North America Motorcoach Midibus - Integrated Commercial
Industry Dynamics
- Growing market
- U.S. and Canada market: 2,000 annually
- Current manufacturers niche players
- Existing distribution
- Prevailing engines all exiting in 2010
- Preliminary discussions with #1 carrier
NOTE: J.V. Pending - MOU with San Marino (Neobus) for integrated commercial bus body J.V. assembly plant in Mexico

Focus is on reducing impact of cyclicality
– Non-traditional/Expansion markets
– Grow parts
“Navistar Defense LLC, a unit of
Navistar International Corp. vaulted
into the No. 10 spot, aided by its sales
of mine-resistant, ambush-protected
trucks for the U.S. military.”
Actions in 2009
Navistar-10   Largest Defense Contractor in FY 2008
Source:  Reuters Mon. Feb 9 , 2009
th
th

Actions in 2009
Truck - Sustainment/Reset/Remanufacturing
We believe the military business (including parts) is sustainable at ~$2 Billion
In FY2008 we delivered ~ $4 Billion in revenues
Navistar Defense Group

Actions in 2009
FY2009 Global War on Terror (GWOT) Supplemental

• Amount requested for
remainder of FY09:
$75.5 billion
• DoD received $66 billion
in supplemental funds in
the FY09 Appropriation
bill for the first six
months FY09
Under the previous administration, $69.7 billion had been requested for the second half of FY09. This request has been increased to $75.5 billion under the Obama administration.

Actions in 2009
Truck - Military Looking Forward
• Fleet aging faster than planned
• Recognition of new capabilities and technologies
• Equipping Iraqi Army as U.S. withdraws is large opportunity
• Resetting U.S. Fleet as U.S. withdraws is large opportunity
• Lessons learned from MRAP form basis for new vehicles for new missions such as those in Afghanistan
• Rest of world opportunities
• Navistar Defense has developed unrivaled reputation in U.S.
Armed Forces – should lead to major new opportunities

Military vehicles as an industry is undergoing rapid change;
represents huge opportunity for Navistar Defense

Actions in 2009
Truck - Other Military Opportunities
• Foreign military opportunities identified in the following countries:
– Iraq
– Netherlands
– UK
– Romania
– Saudi Arabia
– Australia
– Canada
– Poland
– Turkey
• Navistar Defense-contract manufacturer (FMTV, MRAP
reset/recap)
• Niche Products off of existing military platforms
• Contract logistic support/integrated logistic support revenue streams
– Mexico
– Singapore
– Taiwan
– UAE
– Greece
– Hungary
– Croatia
– Portugal

MRAP Wrecker

Actions in 2009
Truck
-
Military UK - Opportunities

TSV - Tactical Support Vehicle (HUSKY)
•Up to 262 units on initial buy
•To support operations in Afghanistan
•Deliveries scheduled to start second half
of calendar 2009
•Armored 4x4 with PAYLOAD capacity
(3,000 PLUS pounds)
OUVS - Operational Utility Vehicle System
(~2,000-4,000 units)
•2 categories - Large and Small
•Navistar Defense down selected in both
•MXT platform similar to TSV above

Actions in 2009
Truck - MRAP All Terrain Vehicle (M-ATV)
• The U.S. Department of Defense plans to acquire M-ATVs in support of an approved Joint Urgent Operational Needs Statement (JUONS)
• The M-ATV will be lighter than current MRAP vehicles and must provide maximum protection levels while delivering unprecedented off-road mobility
• Government will make up to five indefinite delivery/indefinite quantity
(IDIQ) awards
• Proposal was due 1/12/09
• Two vehicles were delivered 2/23/09
• IDIQ award scheduled for 3/23/09
• Government intends to award ONE vendor May 2009
• Projected volume 2,080 – 10,000

Sustainment Matters 39 Actions in 2009 Parts - Delivery is Just the Beginning

Financial Summary • Q1 results and cash flow – Liquidity • 2009 Focus – Finance companies – Capital structure – Pension 40

Manufacturing Cash Flow
($ in millions)
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Goal
10/31/2007 10/31/2008 10/31/2009 2008 2009
October 31, 2006 $1,214
October 31, 2007 $722 $722
October 31, 2008 $777 $777
From Operations ($231) $414 +++ ($115) ($122)
Dividends from NFC $400 $15 n/a $15 $0
From Investing / (Cap Ex) ($70) ($216) - - ($29) ($219)
Marketable Securities ($130) ($4) $2 $15 $147
From Financing / (Debt Paydown) ($480)
($133) - ($77) $1
Exchange Rate Effect $19
($21)
n/a
$2 ($2)
October 31, 2007 $722
October 31, 2008 $777 $533
October 31, 2009 $775 - $875 $582
1
Cash = Cash, Cash Equivalents and Marketable Securities
Jan. 31
Beginning Mfg. Cash Balance
Approximate Cash Flows:
Ending Mfg. Cash Balance:
1
1

NFC Liquidity Remains Strong
• NFC has total available undrawn committed funding of approximately at 1/31/2009
• We expect NFC profitability to rebound in 2009
– Margins improving – finance competitors on sidelines/not aggressive
– Portfolio quality stabilizing
– Impact of derivative accounting lower in FY2009
• NFC retail activity primarily funded by facilities that do not require refinancing until 2010
– NFC has continued to obtain access to bank conduit markets to fund retail note acquisitions
– Over $1.2B in retail notes have been sold and securitized since the subprime issues began to impact the asset securitization market
– Serviced receivables balances tracking to truck market trough
– Truck financing is available for quality credits, especially conquest accounts
Retail Notes Bank Revolver
• $500 million revolving
warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then
securitizes via bank conduits
• TRIP terms
– Matures June 2010
On-balance sheet
• $1.4B facility
– Initial funding of retail
note acquisitions
– Also funds
dealer/customer
open accounts
• Revolver terms
– Matures July 2010
On-balance sheet
Dealer Floor Plan (DFP)
• Current situation
– ~$1B funding facility
(NFSC)
– Available $290 million
• NFSC terms
– Bank conduit portion
(VFC) renewed October
2008
– Public portion matures
February 2010
Off-balance sheet
$1 billion

2009 Actions for 2010 and Beyond
Pension & Capital Structure – Next Steps
• Pension
– Expense-2009 Consistent with guidance
– Funding-2009 is $40 million; 2010-Need to assess impacts on returns
• Navistar Financial Corporation (NFC)
– Approximately $1.0 billion as of 1/31/09 – Good liquidity through 2009
– Focus on improving leverage in 2009
– Working with our relationship banks toward late 2009/early 2010 revolver renewal
($1.4 B)
• Manufacturing company
– Long term capital structure in place until 2012
– Libor based low rate environment
– $340M unutilized committed credit facilities
We have sufficient liquidity/borrowing capacity to execute our strategies

Summary – Controlling Our Destiny
•
2009 will be a strong year for Navistar despite a weak U.S.
and Canadian industry
•
Sustainability actions in place for 2009, 2010 and beyond
–
Great Products
–
Competitive Cost Structure
–
Profitable Growth
•
2010 Actions
–
Industry
–
Global Opportunities
–
Pension
–
Revenue
–
EPS

45 Appendix

2009 Guidance without Ford settlement*
($ Millions (excluding EPS))
Truck Industry Units
210K
to 225K
Revenue
$13,500 to $14,000
Mfg. Segment Profit
$1,000
to $1,050
Below the line items
~$(590)
Profit Before Tax $410 to $460
Net Income
$370
to $410
EPS
$5.10
to $5.60
# of shares ~73M
Guidance
*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

Market Share – U.S. & Canada School Bus
and Class 6-8

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q YTD JAN
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% NA NA NA 56%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 36% 36% 30% NA NA NA 30%
Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% NA NA NA 24%
Severe Service 24% 28% 26% 32% 27% 35% 36% 34% 41% 37% 45% NA NA NA 45%
Combined Class 8 18% 17% 19% 22% 19% 23% 23% 25% 30% 25% 31% NA NA NA 31%
Combined Market Share 25% 25% 27% 31% 27% 29% 29% 30% 35% 31% 33% NA NA NA 33%
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q YTD JAN
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% NA NA NA 56%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 36% 36% 30% NA NA NA 30%
Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% NA NA NA 24%
Severe Service 23% 26% 24% 28% 25% 28% 26% 26% 29% 27% 32% NA NA NA 32%
Combined Class 8 18% 16% 19% 21% 18% 20% 19% 21% 26% 22% 26% NA NA NA 26%
Combined Market Share 25% 25% 27% 31% 26% 27% 27% 28% 33% 29% 30% NA NA NA 30%
Market Share - US & Canada School Bus and Class 6-8
2007 2008
2007 2008 2009
2009

Truck Shipments
Note:  Information shown below is based on Navistar’s fiscal year
Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700
14,900
17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,400 3,600 12,800
TOTAL 11,800 16,900 16,400 20,300 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 6,000 8,100 8,400 5,600 28,100
WORLD WIDE TRUCK 19,400 27,200 27,100 28,500 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 YTD January
BUS 2,700 NA NA NA 2,700
MEDIUM 3,200 NA NA NA 3,200
HEAVY 6,100 NA NA NA 6,100
SEVERE 2,800 NA NA NA 2,800
TOTAL 14,800 NA NA NA 14,800
MILITARY (U.S. & Foreign) 2,500 NA NA NA 2,500
EXPANSIONARY 2,400 NA NA NA 2,400
WORLD WIDE TRUCK 19,700 NA NA NA 19,700

World Wide Engine Shipments
1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000 56,200 65,400 53,500 235,100
Other OEM's (All Models) 21,000 26,400 29,100 27,700 104,200
Engine Shipments to Truck Group 23,100 12,100 13,700 16,500 65,400
Total Shipments 104,100 94,700 108,200 97,700 404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000 55,300 25,200 24,500 152,000
Other OEM's (All Models) 25,900 31,500 35,100 37,400 129,900
Engine Shipments to Truck Group 12,900 15,700 19,000 16,000 63,600
Total Shipments 85,800 102,500 79,300 77,900 345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q YTD Jan
Ford 14,100 NA NA NA 14,100
Other OEM's (All Models) 22,600 NA NA NA 22,600
Engine Shipments to Truck Group 14,200 NA NA NA 14,200
Total Shipments 50,900 NA NA NA 50,900
2008
World Wide Engine Shipments
2007
2009
Navistar

Order Receipts – U.S. & Canada
Navistar (Order receipt data) 1Q09 1Q08
Bus (School) 3,200 2,300
Medium (Class 6-7) 2,800 5,500
Combined Class 8 (Heavy & Severe Service) 9,000 11,300
Total Navistar 15,000 19,100
Order receipts:  U.S. & Canada (Units)

International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory

Lowest point in over 5 years; has been decreasing every month since March 2007
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.

Frequently Asked Questions
Q1:
What should we assume as the total on capital expenditures for 2009?
A:
For 2009, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be within the $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets.
Q3: How many Dealcor dealers did you have as of January 31, 2009?
A:
Of our 291 primary NAFTA dealers, we have ownership interest in 20 Dealcor dealers as of January
31, 2009. We expect to have fewer Dealcor dealers on October 31, 2009.
Q4: Have you seen any year-over-year steel, precious metals and resin cost increases in 2009?
A: Direct material costs have been impacted by industry-wide increases in commodities, which affected all of our operations excluding financial services.  Costs related to steel, precious metals, resins, and petroleum products increased by $49 million during the three months ended January 31, 2009, as compared to an increase of $7 million for the same period in 2008 and a total increase of $96 million during the twelve months ended October 31, 2008. We expect our direct material costs to subside in the future as global demands for these commodities decline as a result of the challenging economic conditions. However, due to the timing of purchases of direct material versus our sales of product to end customers, we have continued our efforts to reduce costs through a combination of design changes, material substitution, alternate supplier resourcing, global sourcing, and price performance to mitigate direct material price increases we have experienced.

Frequently Asked Questions
Q5:
What is the status of your hybrid program?
A: Navistar is currently in full on-line production of DuraStar™ class 6 & 7 hybrid electric models at our
Springfield Assembly plant. This hybrid product is demonstrating 30-60% improvement in fuel economy and has been EPA certified to receive tax credits. We have received 500 orders to date and have raised our production capacity to 5 units a day to meet the increasing demand. In addition we offer a plug in hybrid IC Bus product. We recently released a new beverage tractor application at 55,000 pounds
GCWR and have added a WorkStar
®
4x4 to our product offerings.
Beyond our DuraStar™ and WorkStar
®
hybrid electric products, we are continuing to look at and test other viable platforms such as the delivery of 7 hybrid hydraulic Workhorse package car chassis to UPS. This system uses hydraulic pressure in lieu of electricity to operate the hybrid system. They are showing promise of over 50% improvement in fuel economy.
Other hybrid platforms are in development for Class 8 products of the future. The result of this new hybrid technology will be to substantially improve fuel efficiency and reduce the carbon footprint of our truck and bus products of today and in the future.

Frequently Asked Questions
Q6: The future of diesel transportation is being impacted by environmental and energy issues such as fuel efficiency, climate change and clean air. How is Navistar responding to these growing influences?
A: Navistar and its production units are fully engaged and are offering solutions on multiple fronts to the commercial truck industry. Aerodynamic efficiency is the single most important issue to address to improve the fuel economy of on-highway trucks. International
®
ProStar
®
is the industry's most aerodynamic
and fuel efficient Class 8 truck. We do extensive development in wind tunnels and work hard to achieve industry-leading aero-efficiency. And our recently introduced International
®
LoneStar
®
, the first ever
owner/operator product that is SmartWay certified, is setting a whole new standard of aero-efficiency among premium Class 8 trucks. Another significant reduction in both fuel consumption and emissions can be achieved by reducing idle time of on-highway trucks. Navistar will be the first manufacturer to offer a fully integrated Alternate Power Unit (APU) when the
MaxxPower™
APU is launched later this year. The
MaxxPower™
APU allows drivers to operate the truck HVAC system and other "hotel" loads while consuming 80% less fuel than idling the main engine. We also believe hybrid technology will be a large part of the national response to climate change and fuel use and we are raising our role as a contributor to energy efficient transportation solutions in the commercial truck, commercial bus and school bus businesses. We are leveraging the natural fuel efficiency of diesel engines and vehicles in several key moves.
We are building on our record as the leader in Green Diesel Technology, where Navistar set the pace for the industry in achieving this year’s historically low emission requirements. We have advanced the standard of efficiency with our new ProStar
®
truck. And we are well into the important wave of customer
interest in hydraulic and electric hybrids which will have a substantial impact on the reduction in green house gas emissions.
Navistar was recognized for leadership in the development of hybrid advanced technology in California, receiving the Blue Sky Award for 2007 from WestStart-CALSTART.

Frequently Asked Questions

Q7: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed.
Q8: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S., and approximately
11% of retail purchases. As the company continues to penetrate and sell trucks to larger fleets, we would expect that percentage to decrease.
Q9: When is the next refinancing due at NFC?
A: All financing facilities have been extended, and we do not need to renew any significant facility until
October 2009.
Q10: How do you fund retail notes?
A: The retail notes are primarily funded by a bank revolver and a revolving warehouse facility that we call
TRIP that doesn’t mature until 2010. These notes are ultimately sold to either a conduit facility or into a public securitization.
Q11: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.

Frequently Asked Questions

Q12: How are your securitization rates determined?
A: Portfolio performance, deal structure and market conditions affect pricing. Also asset class, Retail versus Wholesale versus Trade Receivable would affect pricing as may some structural elements.
Q13: What is your funding strategy?
A: We use three or four primary funding sources. For our longer term retail truck notes that finance the sale of trucks to end customers, we finance those in the term securitization markets either in public deals or with the banks. We primarily finance our wholesale portfolio in traditional private or public securitizations. We also have a combination of revolving type facilities that often warehouse assets until they can be financed permanently.
Q14: How is your NFC portfolio performing?
A: The NFC portfolio is performing as we would expect given the industry downturn and consistent with prior cycles. The provision for credit losses increased from approximately $20 million in FY2007 to
$32 million in FY2008. During our first quarter of FY2009, our provision for credit losses was only $4 million. We were beginning to show signs of portfolio improvement toward the end of FY2008; it is difficult to say how sustainable that will be in the current environment as period-end delinquencies have increased slightly from October 31, 2008 numbers.

Frequently Asked Questions

Q15: How are your repossessions trending?
A:
Repossessions were slowing down at the end of FY2008, and our rate of repossession significantly declined in the first quarter of FY2009. It is too early to tell if the current turmoil in the markets will require increased repossession activity in the future.
Q16: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned. We traditionally have not had  any significant dealer losses and expect that trend to continue in the future.
Q17: Are your interest rates going to increase?
A: Like all lenders, we need to achieve a profitability threshold to ensure our continued access to capital, and that means pricing our rates in line with the marketplace. So, yes, as the cost of financing has increased for all companies, we have passed on some of the cost increase to our dealers and customers.
Q18: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q19: How do you make your credit decisions? Do you require a certain credit score?
A: We factor in a variety of criteria in our credit scoring model such as business model, company history, down payment, etc.
Q20: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities was approximately $1 billion.

Frequently Asked Questions

Q21: Are you able to take advantage of any TALF or TARP money?
A: Certainly, we are always looking for ways to cost-effectively fund our operations. We believe these programs in and of themselves will positively impact the markets we’re in, regardless of whether we participate in them, and as a result, positively impact our ability to cost effectively raise capital. As the TALF program gets closer to launching, we are hopeful that it will be structured in a manner for us to participate and benefit from its positive aspects.
Q22: What is the current timeline for M-ATV (MRAP Light)?
A: Participants delivered two test vehicles on February 23, 2009. After two of the vehicles have been evaluated, the government will select five companies by March 23, 2009 to submit a final proposal and deliver the three final test vehicles. Final award(s) to follow in May 2009.
Q23: Is the 2009 budget for tactical vehicles approved?
A: We understand that there is approximately $3.65 billion available in 2009 for tactical wheeled vehicles. Typically, truck funding comes out of supplementals.
Q24: What is the current JLTV timing?
A: The protest against the selection of three teams for the 27-month technology development phase was denied. Navistar and BAE will resume work. Following the technology and development phase, there will be a system development and demonstration phase.
Q25: Do you have any military parts orders for
MaxxPro™
DASH?
A: We have received approximately $10.4 million in parts orders for MaxxPro™ Dash vehicles.

Frequently Asked Questions

Q26: What is the current funding for MRAP vehicles?
A: $1.7 billion was provided for MRAP vehicles in June in the FY2008 supplemental. Funding for MRAP procurement is provided through emergency appropriations bills as it is considered high priority. The
Department of Defense will present another emergency request to Congress as early as March in order to fund military operations in Iraq and Afghanistan. In addition, the DOD acquisition chief authorized up to an additional $100 million for the initial steps of the new MRAP All-Terrain Vehicle (M-ATV) program.
Q27: What is the current timeline for the OUVS program? How many vehicles are expected?
A: The U.K. Operational Utility Vehicle Systems (OUVS) will begin testing vehicles in 2009 and is expected to award contracts in 2011. Current estimates place this opportunity is approximately 2,000 and 4,000 units.
Q28: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to .5 NOx if they clean up the environment earlier with advanced technology; manufacturers need to be at .2 NOx if they choose not to introduce advanced technologies earlier.
Q29: Has the recent tax legislation, The American Recovery and Reinvestment Act of 2009, affected
Navistar?
A: Two of the business tax incentives have a direct effect on Navistar:
A)  The legislation provides for additional depreciation deductions equal to 50% of the cost of non-real property fixed assets placed in service during calendar year 2009.
B)   In lieu of claiming the additional depreciation deductions described in A above, the legislation would allow Navistar to accelerate the realization of tax credits earned in prior years.
Navistar has not yet determined which alternative it will select, however, neither alternative will have a material impact on Navistar’s financial position.

Frequently Asked Questions

Q30: What is your expected 2009 pension and OPEB GAAP expense for 2009?
A: We anticipate 2009 pension and OPEB GAAP expense of $200-$250 million.
Q31: What are your expected 2009 and beyond pension funding requirements?
A: In 2009 we expect to contribute $40 million to meet the minimum required contributions for all pension plans. 2010 through 2012, current  forecasts indicate that we may need to contribute at least $250 million per year to our larger U.S. pension plans to satisfy existing funding rules.

SEC Regulation G
(Unaudited)
DEBT YE 2005 YE 2006 YE 2007 YE 2008 2009 - 1Q
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325 matures January 2012)
- $               - $               1,330 $       1,330 $        1,330 $
Bridge Loan Facility (Libor + 500) - 1,500 - - -
Financing arrangements and capital lease obligations  408 401 369 306 297
6.25% Senior Notes 400 - - - -
9.375% Senior Notes 393 - - - -
7.5% Senior Notes, due 2011
249 15 15 15 15
Majority owned dealership debt
245 484 267 157 164
4.75% Subordinated Exchangeable Notes, due 2009 202 1 1 1 1
2.5% Senior Convertible Notes 190 - - - -
9.95% Senior Notes, due 2011 13 11 8 6 5
Other
24 60 39 19 17
Total manufacturing operations debt
2,124
(Audited)
2,472 2,029 1,834 1,829
Financial services operations
Borrowing secured by asset-backed securities, at variable rates, due serially through 2015 2,779 $       3,104 $       2,748 $       2,076 $        1,747 $
Bank revolvers, at fixed and variable rates, due dates from 2009 through 2013 838 1,426 1,354 1,370 1,129
Revolving retail warehouse facility, at variable rates, due 2010
500 500 500 500 500
Commercial Paper, at variable rates, due 2010
- 28 117 162 65
Borrowing secured by operating and finance leases, at various rate, due serially through 2015 148 116 133 132 135
Total financial services operations debt 4,265 $       5,174 $       4,852 $       4,240 $        3,576 $
(Unaudited)
Cash & Cash Equivalents YE 2005 YE 2006 YE 2007 YE 2008 2009 - 1Q
Manufacturing non-GAAP (Unaudited)
776 $          1,078 $       716 $          775 $           433 $
Financial Services non-GAAP (Unaudited) 53 79 61 86 64
Consolidated US GAAP (Audited) 829 $          1,157 $       777 $          861 $           497 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 776 $          1,078 $       716 $          775 $           433 $
Manufacturing Marketable Securities non-GAAP (Unaudited)
91 136 6 2 149
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited)
867 $
1,214 $       722 $          777 $           582 $
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our
GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

SEC Regulation G
FY 2006 FY 2007 FY 2008 1Q07 1Q08
As
Reported
As
Reported
As
Reported
Estimated
As
Reported
As
Reported
Non GAAP
As
Reported
Ford
Settlement
Impacts
Without
Ford
Settlement
Ford
Settlement
Impacts
With
Ford
Settlement
U.S. and Canada industry 210K 225K 210K 225K
($Billions) ($Billions) ($Billions) ($Billions) ($Billions) ($Billions) ($Billions)
Sales and revenues, net $14.2 $12.3 $14.7 $13.5 $14.0 $13.5 $14.0 $3.1 $3.0 $3.0 $3.0
($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$838 $426 $1,114 $1,000 $1,050 $1,000 $1,050 $114 $92 $211 $211
Asset impairment, Ford settlement, & related charges NA NA ($395) $200 NA NA NA $196 $196
Manufacturing segment profit $838 $426 $719 $1,000 $1,050 $200 $1,200 $1,250 $114 $92 $211 $196 $407
Below the line items ($443) ($499) ($528) ($20) ($89) ($146) ($174) ($6) ($180)
Income (Loss) before income tax* $395 ($73) $191 $410 $460 $180 $590 $640 $25 ($54) $37 $190 $227
Income tax benefit (expense) ($94) ($47) ($57) ($40) ($50) ($4) ($40) ($50) ($13) ($11) $11 ($4) $7
Net income (loss) $301 ($120) $134 $370 $410 $176 $550 $590 $12 ($65) $48 $186 $234
Diluted earnings (loss) per share ($'s) $4.12 ($1.70) $1.82 $5.10 $5.60 2.45 $        $7.55 $8.05 $0.17 ($0.92) $0.67 $2.60 $3.27
Weighted average shares outstanding: diluted 74.5M 70.3M 73.2M ~73M 70.9M 70.3M 71.6M 71.6M 71.6M
Memo - professional fees included in below the line items ($70) ($224) ($154) ($40) ($30) ($40) ($30) ($44) ($63) ($15) ($15)
*Note: FY 2009 full year goal estimates are rounded to the nearest $10 million
($Billions) ($Billions)
FY 2009 1Q09
Non GAAP
Goal
Goal
Without
Ford
Settlement
($Millions) ($Millions)
With
Ford
Settlement
~73M ~73M
NA ~$200
~($590) ~($610)
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our
GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

SEC Regulation G
U.S. and Canada industry 210K 225K
Sales and revenues, net $13.5 $14.0
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$575 $650
Asset impairment, Ford settlement, & related charges
Manufacturing segment profit $575 $650
Below the line items ($500) ($330)
Income (Loss) before income tax* $1,100 $1,270 ($15) $60
Income tax benefit (expense) $1 ($6)
Net income (loss) ($14) $54
Diluted earnings (loss) per share ($'s) ($0.19) $0.74
Weighted average shares outstanding: diluted
Memo - professional fees included in below the line items ($30) ($20) ($40) ($30)
Original Target @
414.5K Industry
$1,600
Target @
Current Industry
414.5K
($Billions) ($Billions)
FY 2009
Prior Guidance on $1.6B Mfg Segment Profit Line
$15+
($Millions) ($Millions)
~73M
NA NA
$1,600
~($590)
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our
GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.